Exhibit 10.23
                           AMENDMENT TO LOAN DOCUMENTS


     THIS AMENDMENT TO LOAN DOCUMENTS (the "Amendment") is made as of the 11th day of December, 2002, by and between KEY TECHNOLOGY, INC., an Oregon corporation (the "Borrower"), and BANNER BANK, a Washington banking corporation (the "Lender").

                                    RECITALS

     A. Borrower and Lender are parties to that certain Loan Agreement dated as of August 9, 2002 (as the same may be amended, modified or extended from time to time the "Loan Agreement") and the related Loan Documents described therein.

     B. Borrower has requested that Lender consider requests made by Borrower from time to time for the issuance by Lender of standby letters of credit for the account of Borrower, which requests Lender is willing to consider, subject to, among other things, the execution and delivery of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

                                    AGREEMENT

     1. Definitions; Interpretation. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement. The rules of construction and interpretation specified in Section 1.2 and Section 1.4 of the Loan Agreement also apply to this Amendment and are incorporated herein by this reference.

     2. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

          (a) Amendment to Definitions. In Section 1.1, amendments are made to the definitions, as follows:

               (1) Credit Utilization. The definition of "Credit Utilization" is added to read as follows:

               "Credit Utilization" means, as of any date of determination, the sum of

     (i)  the aggregate principal amount of all outstanding Revolving Loans;
          plus
     (ii) the Letter of Credit Usage.

               (2) Letter of Credit. The definition of "Letter of Credit" is added to read as follows:

          "Letter of Credit" means any standby or commercial letter of credit issued by Lender for Borrower's account.

               (3) Letter of Credit Application. The definition of "Letter of Credit Application" is added to read as follows:

          "Letter of Credit Application" means a letter of credit application in the standard form then used by Lender executed and delivered by Borrower in respect of a Letter of Credit.

               (4) Letter of Credit Usage. The definition of "Letter of Credit Usage" is added to read as follows:

          "Letter of Credit Usage" means, as of any date of determination, the sum of (i) the aggregate face amount of all outstanding unmatured Letters of Credit plus (ii) the aggregate amount of all payments made by Lender under Letters of Credit and not yet reimbursed by Borrower.

               (5) Loan Documents. The definition of "Loan Documents" is amended and restated to read as follows:

          "Loan Documents" means, collectively, this Agreement, the Notes, the Letter of Credit Applications and the Security Documents, as any thereof shall be amended, restated, supplemented or otherwise modified from time to time and all other certificates, instruments and other documents executed by Borrower in connection with this Agreement or the transactions contemplated hereby.

          (b) Amendments to Section 2.1. Section 2.1(a) is hereby amended and restated as follows:

               (a) Revolving Credit Line. Subject to the terms and conditions of this Agreement, Lender agrees during the period from the date this Agreement is executed and delivered by the parties hereto until the Revolving Maturity Date (the "Revolving Commitment Period") to make loans (the "Revolving Loans") requested by Borrower in a Notice of Borrowing given under this Agreement; provided that, after giving effect to any such requested borrowing (i) the aggregate outstanding principal balance of all Revolving Loans will not exceed the Revolving Commitment Amount and (ii) the Credit Utilization will not exceed the Borrowing Base. The Revolving Loans described in this Section 2.1(a) constitute a revolving credit, and up to the Revolving Commitment Amount and during the Revolving Commitment Period, Borrower may pay, prepay and reborrow.

          (c) Amendments to Section 2.3. Section 2.3(a) is hereby amended and restated as follows:

               (a) Revolving Credit Line. On each day that the Credit Utilization exceeds the Borrowing Base, Borrower shall repay Revolving Loans in such an amount as is necessary to reduce the Credit Utilization to an amount equal to or less than the Borrowing Base, and, if, after repayment of all Revolving Loans, the Credit Utilization exceeds the Borrowing Base, Borrower shall deposit with or deliver to Lender and to grant to Lender, a security interest in deposit account balances held or maintained in blocked, non-interest-bearing deposit accounts at Lender to secure all advances to, and debts, liabilities, obligations, covenants and duties of Borrower arising under the Loan Agreement and each other Loan Document, including, without limitation, with respect to the Letters of Credit, pursuant to documentation in form and substance satisfactory to Lender. Borrower shall repay to Lender the outstanding principal balance of the Revolving Loans on or before the Revolving Maturity Date.

          (d) Amendments to Section 7.2. Section 7.2 is hereby amended and restated as follows:

          Section 7.2 Consequences of Default.

               (a) General. If any of the Events of Default described in Section 7.1(g) or Section 7.1(h) shall occur, the Commitment shall immediately terminate and, if any Loans or Letters of Credit shall have been made or issued, the principal of and interest on the Loans, the face amounts of all issued and outstanding Letters of Credit, and all other sums payable by Borrower under this Agreement and the other Loan Documents shall become immediately due and payable all without protest, presentment, notice or demand, all of which Borrower expressly waives. If any other Event of Default shall occur and be continuing, then in any such case and at any time thereafter so long as any such Event of Default shall be continuing, Lender may at its option immediately terminate the Commitment and, if any Loans or Letters of Credit shall have been made or issued, Lender may at its option declare the principal of and interest on the Loans, the face amounts of all issued and outstanding Letters of Credit and all other sums payable by Borrower under this Agreement and the other Loan Documents to be immediately due and payable, whereupon the same shall become immediately due and payable all without protest, presentment, notice, or demand, all of which Borrower expressly waives. The rights and remedies set forth in this Section 7.2 shall be in addition to any and all rights and remedies set forth in the other Loan Documents.

               (b) Cash Collateral. Regardless of whether Borrower's obligations to repay the Loans and to pay the face amounts of the Letters of Credit have been accelerated pursuant to the preceding sentences, Lender may realize on any or all of the Collateral by exercising any remedies provided in the Security Documents. Amounts paid or received hereunder in respect of issued and outstanding Letters of Credit which exceed amounts paid by Lender under such Letters of Credit shall be held (and applied) as cash collateral to secure the performance of all obligations of Borrower owing to Lender under the Letter of Credit Applications and the other Loan Documents.

     3. Amendment to Security Agreement. The Security Agreement is amended by adding Section 13(g) as follows:

               (g) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including, without limitation, with respect to undrawn amounts under any Letter of Credit), upon the occurrence and during the continuance of an Event of Default, Secured Party may, at its option, (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by Secured Party for such purpose (which shall constitute a Deposit Account included within the Collateral hereunder) until such time as Secured Party may elect to apply such proceeds to the Secured Obligations, and Debtor agrees that such retention of such proceeds by Secured Party shall not be deemed strict foreclosure with respect thereto; (ii) in any reasonable manner elected by Secured Party, estimate the liquidated amount of any of the Secured Obligations that may be contingent, unmatured or unliquidated and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable laws. Debtor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, Debtor shall not have any right of withdrawal with respect to such funds. Accordingly, Debtor irrevocably waives the right to make any withdrawal from the Proceeds Account and the right to instruct Secured Party to honor drafts against the Proceeds Account.

     4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a) Delivery of Amendment. Borrower and Lender shall have executed and delivered counterparts of this Amendment to each other;

          (b) Payment of Fees. Borrower shall have paid to Lender an amendment fee in the amount of One Hundred Dollars ($100) in respect of Lender's agreement to enter into this Amendment;

          (c) Corporate Authority. Lender shall have received in form and substance reasonably satisfactory to it such evidence of corporate authority as Lender shall reasonably request;

          (d) Representations True; No Default. The representations of Borrower as set forth in Article 4 of the Loan Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution, delivery or performance of the Amendment

Documents; and

          (e) Other Documents. Lender shall have received such other documents, instruments, and undertakings as Lender may reasonably request.

     5. Representations and Warranties. Borrower hereby represents and warrants to Lender that each of the representations and warranties set forth in Article 4 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     6. Confirmation of Security Interest. Borrower hereby confirms that the grant by Borrower of the security interest in the Collateral pursuant to the Security Documents remains in full force and effect, and that the indebtedness, liabilities and obligations of Borrower under the Loan Documents secured by the Collateral shall include the indebtedness, liabilities and obligations of Borrower under the Letter of Credit Applications and in respect of the Letters of Credit (as each such term is defined in the Loan Agreement as amended by this Amendment).

     7. Applicability of ISP98. Unless otherwise expressly agreed by Lender and Borrower, if any standby letter of credit is issued by Lender for Borrower's account, performance under such standby letter of credit by Lender, its correspondents, and beneficiaries will be governed by the rules of the "International Standby Practices 1998" (ISP98) or such later revision as may be published by the International Chamber of Commerce.

     8. No Further Amendment. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

     9. Reservation of Rights. Borrower acknowledges and agrees that the execution and delivery by Lender of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lender to forbear or execute similar amendments under the same or similar circumstances in the future. Borrower further acknowledges and agrees that the execution and delivery by Lender of this Amendment shall not be deemed to obligate Lender to issue any standby or commercial letter of credit for Borrower's account.

     10. Miscellaneous.

          (a) Entire Agreement. This Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment. Delivery of an originally executed signature page or pages hereto, a counterpart signature page, or a photocopy thereof transmitted by telephone facsimile transmission, shall be as effective as delivery of a manually signed counterpart of this Amendment.

          (c) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington, excluding its conflicts of law rules.

          (d) Oral Agreements Not Enforceable.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

           BORROWER:               KEY TECHNOLOGY, INC., an Oregon corporation



                                   By   /s/  Ted R. Sharp
                                      ------------------------------------------
                                   Its   CFO
                                       -----------------------------------------


           LENDER:                 BANNER BANK, a Washington banking corporation



                                   By   /s/  Matt Tucker
                                      ------------------------------------------
                                   Its   SVP
                                       -----------------------------------------